Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The summary of significant accounting policies presented below is designed to assist in understanding the Company’s consolidated financial statements. Such consolidated financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

The accompanying consolidated financial statements as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 have been prepared on the same basis as the May 11, 2017 Prospectus and, in the opinion of management, reflect all adjustments, which are normal and recurring, necessary to fairly state its financial position, results of operations and cash flows. The financial data and other information disclosed in these notes to the consolidated financial statements reflected in the nine-month periods presented herein are unaudited.

Restatement of Previously Issued Financial Statements

The Company’s previously issued financial statements as of and for the year ended December 31, 2016 have been restated to reflect the correction of the accounting for the Primary Common Stock Purchase Warrant issued to Acacia Research Corporation (Acacia) in August 2016 (the Primary Warrant). The Primary Warrant had a fair value of $8,064 as of the date it was issued. Previously, the Company recorded the fair value of the Primary Warrant as a deferred stock offering cost. The correct treatment of the Primary Warrant is as a discount to the first tranche of the convertible note issued to Acacia in August 2016. Once the book value of the convertible note is reduced by the discount associated with the Primary Warrant, the conversion feature of the convertible note becomes a beneficial conversion feature, which results in an additional discount of $1,812 being recorded against the convertible note’s book value and a corresponding credit to the Company’s additional paid in capital. Also, the legal fees of $253 which were incurred to set up the Primary Warrant have been removed from deferred stock offering cost and expensed in Other Income in the Company’s 2016 statement of operations.

Following the recognition of the discount to the convertible note for the Primary Warrant and the beneficial conversion feature, the Company recorded additional interest expense of $3,460 from August 2016 through December 2016 to amortize a portion of the increase in the discount.

The correction of the error is presented in the Company’s consolidated financial statements as of and for the year ended December 31, 2016 as follows:

Consolidated Balance Sheet

	As Originally Reported	Restatement Adjustments	As Restated
Deferred offering costs	$8,317	$(8,317)	$—
Total current assets	29,684	(8,317)	21,367
Total assets	30,665	(8,317)	22,348
Convertible note payable, net of discount	19,804	(6,416)	13,388
Total current liability	50,917	(6,416)	44,501
Total liabilities	50,939	(6,416)	44,523
Additional paid-in capital	(2,105)	1,812	(293)
Accumulated deficit	(41,523)	(3,713)	(45,236)
Total stockholders’ equity (deficit)	(43,624)	(1,901)	(45,525)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	30,665	(8,317)	22,348

Consolidated Statement of Operations

	As Originally Reported	Restatement Adjustments	As Restated
Interest expense	$(430)	$(3,460)	$(3,890)
Other income (expense)	950	(253)	697
Total other income (expense), net	520	(3,713)	(3,193)
Loss before provision for income taxes	(23,260)	(3,713)	(26,973)
Net loss	$(23,266)	(3,713)	$(26,979)

Net loss attributable to common stockholders	$(26,470)	(3,713)	$(30,183)

Basic and diluted net loss per share attributable to common stockholders	$(12.80)	(1.79)	$(14.59)

Weighted-average shares used to compute basic and diluted net loss per share	2,068,334		2,068,334

Liquidity and Capital Resources

The Company incurred net losses of $(26,979) and $(6,210) in the years ended December 31, 2016 and 2015, respectively. The net losses were incurred as the Company expanded the capabilities of its platform and increased its sales and marketing initiatives to develop customer relationships in its SaaS licensing business. In addition, the Company had convertible notes payable of $20,286 that were due in November 2017, which significantly contributed to the Company’s net working capital deficit of $(23,134) as of December 31, 2016. Net cash used in operating activities was $(26,755) during the year ended December 31, 2016.

The combination of a history of operating losses, significant cash used in operating activities, and a net working capital deficit raised substantial doubt as to the Company’s ability to continue as a going concern.

The Company’s board of directors and management took the following actions to provide sufficient capital for the Company to operate for at least the next year:

•	Entered into a Bridge Loan in March 2017 that provided $8,000 of cash;

•	Completed its IPO in May 2017 and sold 2,500,000 shares of common stock at $15.00 per share for net proceeds of $32,580 after underwriting discounts, commissions and offering costs of $4,920.;

•	Arranged a stock warrant that was issued to Acacia, which resulted in the Company receiving $29,263 immediately following the IPO through the exercise of this stock warrant;

•	Structured the convertible notes payable, which had a principal and accrued interest balance of $20,286 as of December 31, 2016, such that they converted into shares of the Company’s common stock at the time of the IPO; and

•	Negotiated with the Bridge Loan lenders so that the outstanding balance of the line of credit converted into shares of the Company’s common stock at the time of the IPO.

The Company’s ability to raise sufficient capital was uncertain. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern; however, the above conditions raised substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

The company completed an IPO of its common stock in May 2017 and raised net proceeds of $32,580. Concurrent with the closing of the IPO, the Series A and B preferred Stock, Convertible Note and Bridge Loan were all converted to common stock, and the Primary Warrant was exercised resulting in additional cash proceeds of $29,263. As a result, the substantial doubt regarding the Company’s ability to continue as a going concern was mitigated.

Principles of Consolidation

The accompanying consolidated financial statements include the balances of Veritone, Inc. and its subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

Use of Accounting Estimates

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the accompanying consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. The principal estimates relate to the valuation of common stock, stock awards, and stock warrants. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy, which is based on three levels of inputs, the first two of which are considered observable and the last unobservable, that may be used to measure fair value, is as follows:

•	Level 1—Quoted prices in active markets for identical assets or liabilities.

•	Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company’s financial instruments, other than its money market funds, marketable securities and stock warrants, consist primarily of cash and cash equivalents, accounts receivable, accounts payable and convertible notes payable. The Company has determined that the carrying values of these instruments for the periods presented approximate fair value due to their short-term nature and the relatively stable current interest rate environment.

The Company’s money market funds and marketable securities are categorized as Level 1 and 2, respectively, within the fair value hierarchy. The following table shows the Company’s cash and available-for-sale securities’ cost, gross unrealized losses and fair value by significant investment category recorded as cash and cash equivalents or marketable securities as of September 30, 2017:

	Cost	Gross Unrealized Losses	Fair Value	Cash and Cash Equivalents	Marketable Securities
Cash	$13,711	$—	$13,711	$13,711	$—
Level 1:
Money market funds	3,057	—	3,057	3,057	—
Level 2:
Corporate securities	43,726	(62)	43,664	3,994	39,670

Total	$60,494	$(62)	$60,432	$20,762	$39,670

The Company’s stock warrants are categorized as Level 3 within the fair value hierarchy. Stock warrants have been recorded at their fair value using a probability expected weighted return model. This model incorporates contractual terms, maturity, risk free rates and volatility. The value of the Company’s stock warrants would increase if a higher risk free interest rate were used, and the value of the Company’s stock warrants would decrease if a lower risk free interest rate were used. Similarly, a higher volatility assumption would increase the value of the stock warrants, and a lower volatility assumption would decrease the value of the stock warrants. The development and determination of the unobservable inputs for Level 3 fair value measurements and fair value calculations are the responsibility of the Company’s management with the assistance of a third party valuation specialist.

The following table summarizes quantitative information with respect to the significant unobservable inputs used for the Company’s stock warrants that are categorized within the Level 3 fair value hierarchy:

December 31, 2016
Volatility	80.0%
Risk free rate	1.84%
Discount for lack of marketability	20.0%

The following table represents a reconciliation of the Level 3 measurement of the Company’s Primary Warrant:

Balance, January 1, 2016	$—
Issuance of warrant	8,064
Change in fair value of warrant liability	(950)

Balance, December 31, 2016	$7,114

Change in fair value of warrant liability	(7,114)

Balance, September 30, 2017 (unaudited)	$—

In May 2017, upon exercise of the Primary Warrant, the Company issued to Acacia a five-year warrant to purchase 809,400 shares of the Company’s common stock, or 10% Warrant. The fair value of the 10% Warrant under Level 3 measurement is $5,790 (see related discussion in Note 3).

The following table summarizes quantitative information with respect to the significant unobservable inputs used for the Company’s 10% Warrant that are categorized as Level 3 within the fair value hierarchy:

May 17, 2017
Volatility	70.0%
Risk free rate	1.44%
Discount for lack of marketability	0%

Cash Equivalents and Marketable Securities

All highly liquid investments with maturities of three months or less at the date of purchase are classified as cash equivalents. The Company’s marketable securities have been classified and accounted for as available-for-sale. Management determines the appropriate classification of its investments at the time of purchase and reevaluates the classifications at each balance sheet date. Marketable securities are classified as either short-term or long-term based on the nature of each security and its availability for use in current operations. The Company’s marketable securities are carried at fair value, with unrealized gains and losses, net of taxes, reported as a component of accumulated other comprehensive income in shareholders’ equity (deficit), with the exception of unrealized losses believed to be other-than-temporary which are reported in earnings in the current period. The cost of securities sold is based upon the specific identification method. At December 31, 2016, 2015 and September 30, 2017, the Company had $2,156, $12,996, and $3,057 (unaudited), respectively, in money market accounts carried at fair value (Level 1) and marketable securities of $43,667 (Level 2).

Revenue Recognition

Net revenues for the periods presented were comprised of the following:

	Year Ended December 31,		Nine Months Ended September 30,
	2016	2015	2017	2016
			(Unaudited)
Media agency revenues	$8,404	$13,887	$9,926	$6,197
SaaS revenues	507	41	988	211

Total net revenues	$8,911	$13,928	$10,914	$6,408

Media Agency Revenues

The Company generates revenues primarily from services performed under advertising contracts. The Company’s contracts typically provide for the Company to receive a percentage of the total fees for the advertising placements of its customers. Media providers, such as radio stations, are required to provide proof of service that the advertising was run or aired before the Company can invoice its customers. Under the advertising contracts, the Company is deemed to be an agent and, as such, presents revenues on a net basis, reflecting the percentage of the total fees earned by the Company.

Revenue is recognized when the advertisement is aired by the media provider in accordance with the client arrangement. Prior to recognizing revenue, persuasive evidence of an arrangement must exist, the sales price must be fixed or determinable, performance by the media provider must be completed in accordance with the client arrangement, and collection must be reasonably assured. Expenditures billable to clients are primarily comprised of production and media costs that have been incurred but have not yet been billed to clients, as well as fees that have been earned which have not yet been billed to clients. Unbilled amounts are presented in expenditures billable to clients regardless of whether they relate to our fees or production or media costs.

The Company’s customers are often required to make a deposit or pre-pay the media advertising plan. Such amounts are reflected as customer advances on the Company’s consolidated balance sheets until all revenue recognition criteria have been met.

During the years ended December 31, 2016 and 2015, the Company made $75,074 and $109,919 in gross media placements, including $64,923 and $98,631 billed directly to customers, respectively. Of the amounts billed directly to customers, $56,519 and $85,050 represented media-related costs netted against billings during the years ended December 31, 2016 and 2015, respectively. For the nine months ended September 30, 2017 and 2016, the Company made $87,756 (unaudited) and $53,910 (unaudited) in gross media placements, of which $74,717 (unaudited) and $46,496 (unaudited), respectively, were billed directly to customers. Of the amounts billed directly to customers, $64,791 (unaudited) and $40,299 (unaudited) represented media-related costs netted against billings for the nine months ended September 30, 2017 and 2016, respectively.

SaaS Revenues

The Company also derives its revenue from software-as-a-service (SaaS) offerings and time-based software subscriptions. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is reasonably assured.

SaaS revenue arrangements and time-based software subscriptions typically have an initial term ranging in duration from three to 24 months and are renewable on an annual basis. The Company allocates the value of the SaaS arrangement to each separate unit of accounting based on the best estimated selling price. Revenue allocated to the SaaS/software subscription element is recognized ratably over the non-cancellable term of the SaaS/subscription service. The Company recognizes revenue allocated to other units of accounting included in the arrangement upon the earlier of the completion of the service or the expiration of the customer’s right to receive the service. Customers are billed in arrears via invoices for services used. Customers have contracts that provide for a minimum monthly commitment.

The Company’s arrangements do not contain general rights of return. However, credits may be issued to customers on a case-by-case basis. The contracts do not provide customers with the right to take possession of the software supporting the applications.

Accounts Receivable and Expenditures Billable to Clients

Accounts receivable consisted primarily of amounts due from customers under normal trade terms. Allowances for uncollectible accounts are provided for based upon a variety of factors, including historical amounts written-off, an evaluation of current economic conditions, and assessment of customer collectability. As of December 31, 2016 and 2015, no allowance for doubtful accounts was recorded as all amounts were considered collectible. As of September 30, 2017, an allowance for doubtful accounts was recorded for $69 (unaudited).

The amounts due from customers under normal trade terms that were not yet billed as of December 31, 2016 and 2015 and September 30, 2017 are reflected as expenditures billable to clients. The balance of expenditures billable to clients can increase or decrease depending upon the timing of when vendor invoices were received for media placements and the timing of when the period end financial statements are prepared.

Property, Equipment and Improvements

Property, equipment and improvements, net are stated at cost. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized. Depreciation and amortization are computed using the straight-line method over the estimated useful lives (or lease term, if shorter) of the related assets.

The useful lives of property, equipment and improvements, net are as follows:

•	Property and equipment—3 years

•	Leasehold improvements—5 years or the remaining life of the lease, whichever is shorter

The Company assesses the recoverability of property, equipment and improvements whenever events or changes in circumstances indicate that their carrying value may not be recoverable. There was no impairment of property, equipment and improvements for the periods presented.

Patents

The Company and certain of its subsidiaries currently have registered or have applied for 87 patents in the United States and a number of foreign countries. Costs related to filing and pursuing patent applications are charged to expense as incurred, as recoverability of such expenditures is uncertain. On July 15, 2014, the Company capitalized $1,500 of patent development costs as the result of the acquisition of NM. The Company evaluates its patents typically in the fourth quarter of each year for impairment, or more frequently if indicators are present or changes in circumstances suggest that impairment may exist. See Note 3—Property, Equipment, Improvements and Intangible Assets for further details.

Stock-Based Compensation

The Company recognizes stock based compensation expense related to grants to employees based on grant date fair values of the stock options and restricted stock granted, amortized over the requisite service period.

Tax benefits related to stock-based compensation are recognized as a reduction to deferred taxes until the related tax deductions reduce current income taxes. When such event occurs, the tax benefits are then recognized through additional paid in capital. The Company allocates the tax benefits based on the provisions in the tax laws that identify the sequence in which the amounts are utilized for tax purposes. See Note 5—Stockholders’ Equity (Deficit).

Software Development Costs

Software development costs required to be capitalized under ASC 985-20, Costs of Software to be Sold, Leased, or Marketed, or under ASC 350-40, Internal-use Software, were not material to our financial statements in 2016. In 2015, the Company capitalized software development costs once technological feasibility for its platform was established. The Company followed ASC 985-20 in accounting for the 2015 software development costs. Software development costs are amortized on a straight-line basis over their estimated useful life, generally three to five years. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets. There were no impairments to software development costs for the periods presented.

Other Income (Expense), Net

Other income (expense), net for the years ended December 31, 2016 and 2015 and the nine-month periods ended September 30, 2017 and 2016 were comprised of the following:

	Years Ended December 31,		Nine Months Ended September 30,
	2016	2015	2017	2016
			(unaudited)
Interest income (expense), net	$(3,890)	$17	$(4,198)	$(1,341)
Stock warrants issued	—	—	(5,790)	—
Write-off of deferred debt discounts and issuance costs	—	—	(10,132)	—
Write-off of legal fees in connection with the Primary Warrant	—	—	—	(253)
Gain on fair value change of warrant liability	950	—	7,114	117
Other	(253)	68	134	(6)

Other income (expense), net	$(3,193)	$85	$(12,872)	$(1,483)

Interest income (expense), net for the year ended December 31, 2016 and 2015 and the nine-month period ended September 30, 2017 and 2016 included amortization of deferred debt discounts and issuance costs of $3,603 and $0, respectively, and $3,740 and $1,271, respectively, related to the Company’s convertible notes payable.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities at tax rates expected to be in effect when such temporary differences are expected to reverse.

The Company assesses the likelihood that the deferred tax assets will be recovered from future taxable income and, if recovery is not more likely than not, the Company establishes a valuation allowance to reduce the deferred tax assets to the amounts expected to be realized. Realization of the deferred tax assets is dependent on the Company generating sufficient taxable income in future years to obtain a benefit from the reversal of temporary differences and from net operating losses.

The Company utilizes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to determine whether the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes. If the first test is met, then the second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. As of December 31, 2016 and September 30, 2017 (unaudited), no liabilities were required to be recorded related to tax positions taken.

Debt Issuance Costs

The Company defers and amortizes fees paid in connection with the issuance of the convertible note payable. These fees are amortized using a method that approximates the effective interest method over the term of the related financing. The unamortized debt issuance cost is netted against the principal amount of the convertible note payable.

Discounts for Debt and Redeemable Convertible Stock

The Company amortizes debt discounts over the term of the debt using a method that approximates the effective interest method. The Company amortizes redeemable convertible stock discounts from the issuance date to the earliest redemption date using a method that approximates the effective interest method.

Concentration of Risk

The Company places its cash and cash equivalents with what management believes are quality financial institutions in the United States. At times, the value of the United States deposits exceed federally insured limits. The Company has not experienced any losses in such accounts.

Two customers accounted for approximately 30% of the Company’s net revenues for the year ended December 31, 2016. These same customers accounted for $939, respectively, of the Company’s accounts receivable balance as of December 31, 2016. The Company had three vendors which accounted for $5,220 of its accounts payable balance as of December 31, 2016.

Two customers accounted for approximately 43% of the Company’s net revenues for the year ended December 31, 2015. These same customers accounted for $3,352 of the Company’s accounts receivable balance as of December 31, 2015. The Company had three vendors which accounted for $10,019 of its accounts payable balance as of December 31, 2015.

Two customers accounted for approximately 28% (unaudited) and 30% (unaudited) of the Company’s net revenues for the nine months ended September 30, 2017 and 2016. These same customers accounted for $5,392 (unaudited) of the Company’s accounts receivable balance as of September 30, 2017. The Company had three vendors which accounted for $4,268 (unaudited) of its accounts payable balance as of September 30, 2017.

Earnings Per Share

Basic and diluted net loss per common share is presented in conformity with the two-class method. Holders of Series A, A-1, and B preferred stock are each entitled to receive cumulative dividends at a rate of eight percent per year, payable prior to any dividends on the Company’s common stock. In the event a dividend is paid on common stock, the holders of redeemable convertible preferred stock are entitled to a proportionate share of any such dividend as if they were holders of common stock on an as-converted to common stock basis.

Under the two-class method, basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding. Net loss attributable to common stockholders is calculated as net loss less current period redeemable convertible preferred stock dividends and accretion. Diluted net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding, including potential dilutive shares of common stock assuming the dilutive effect of redeemable convertible preferred stock and outstanding stock options and warrants using the treasury stock method or if-converted method, whichever is more dilutive. As the Company reported net losses attributable to common stockholders for all periods presented, all potentially dilutive shares of common stock are antidilutive for such periods.

The following table presents the computation of basic and diluted net loss per common share:

	Year Ended December 31,		Nine Month Ended September 30,
	2016	2015	2017	2016
			(Unaudited)
Historical net loss per share
Numerator
Net loss	$(26,979)	$(6,210)	$(46,811)	$(17,915)
Accretion of redeemable convertible preferred stock	(3,204)	(3,330)	(4,470)	(2,383)

Net loss attributable to common stockholders	$(30,183)	$(9,540)	$(51,281)	$(20,298)

Denominator
Weighted-average common shares outstanding	2,205,577	1,631,660	8,820,609	2,068,164
Less: Weighted-average shares subject to repurchase	(137,243)	(214,928)	(180,431)	(110,568)

Denominator for basic and diluted net loss per share attributable to common stockholders	2,068,334	1,416,732	8,640,178	1,957,596

Basic and diluted net loss per share attributable to common stockholders	$(14.59)	$(6.73)	$(5.94)	$(10.37)

Potentially dilutive securities that were not included in the calculation of diluted net loss per share attributable to common stockholders because their effect would be anti-dilutive are as follows (in common equivalent shares):

	Year Ended December 31,
	2016	2015
Common stock subject to repurchase	208,885	79,650
Common stock options	680,437	634,198
Warrants to purchase common stock	2,493,449	—
Shares issuable upon conversion of the convertible note payable	1,490,651	—
Redeemable convertible preferred stock	5,083,932	4,708,398

	9,957,354	5,422,246

	Nine Months Ended September 30,
	2017	2016
	(Unaudited)
Common stock options	2,636,548	660,762
Warrants to purchase common stock	987,200	1,185,214
Shares issuable upon conversion of convertible to note payable	—	736,076
Shares issuable upon conversion of redeemable convertible preferred stock	—	4,830,323

Total	3,623,748	7,412,375

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amends the existing accounting standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount that the entity expects to be entitled to receive when products are transferred to customers. ASU 2014-09 will be effective for the Company in its year ended December 31, 2019, and for interim periods beginning in its first quarter of 2020. Early adoption is permitted. Subsequently, the FASB has issued the following standards related to ASU 2014-09: ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (ASU 2016-08); ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing (ASU 2016-10); and ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients (ASU 2016-12). The Company must adopt ASU 2016-08, ASU 2016-10 and ASU 2016-12 with ASU 2014-09 (collectively, the new revenue standards). The new revenue standards may be applied retrospectively to each prior period presented or prospectively with the cumulative effect recognized as of the date of adoption. The Company is currently evaluating the timing of its adoption and the impact of adopting the new revenue standards on its consolidated financial statements.

In August 2014, the FASB issued ASU 2014—15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern,” which requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern (meet its obligations as they become due) within one year after the date that the financial statements are issued. If conditions or events raise substantial doubt about the entity’s ability to continue as a going concern, certain disclosures are required. This ASU has been adopted and the provisions of this update are reflected in its accompanying consolidated financial statements as of December 31, 2016.

In April 2015, the FASB issued ASU 2015-03, “Interest—Imputation of Interest,” which requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and shall not be classified as a deferred charge or deferred credit. The recognition and measurement guidance for debt issuance costs are not affected by the amendments of this update. This ASU has been adopted and the provisions of this update are reflected in the accompanying consolidated financial statements as of December 31, 2016.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” The amendments under this pronouncement will change the way all leases with duration of one year or more are treated. Under this guidance, lessees will be required to capitalize virtually all leases on the balance sheet as a right-of-use asset and an associated financing lease liability or capital lease liability. The right-of-use asset represents the lessee’s right to use, or control the use of, a specified asset for the specified lease term. The lease liability represents the lessee’s obligation to make lease payments arising from the lease, measured on a discounted basis. Based on certain characteristics, leases are classified as financing leases or operating leases. Financing lease liabilities, those that contain provisions similar to capitalized leases, are amortized in the same manner as capital leases are amortized under current accounting rules, as amortization expense and interest expense in the statement of operations. Operating lease liabilities are amortized on a straight-line basis over the life of the lease as lease expense in the statement of operations. This update is effective for annual reporting periods beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020. The Company is currently evaluating the impact this standard will have on its policies and procedures pertaining to its existing and future lease arrangements, disclosure requirements and on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (ASU 2016-09). The standard is intended to simplify several areas of accounting for share-based compensation arrangements, including the income tax impact, classification on the statement of cash flows and treatment of forfeitures. ASU 2016-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017 and interim periods within fiscal years beginning after December 15, 2018, and early adoption is permitted. The Company is currently evaluating the potential impact that this new standard will have on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230),” a consensus of the FASB’s Emerging Issues Task Force,” which provides guidance intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. This ASU is effective for fiscal years beginning after December 15, 2018 and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. This adoption is not expected to have any significant impact on the Company’s consolidated financial statements.

In May 2017, the FASB issued ASU No. 2017-09, “Compensation—Stock Compensation (Topic 718): Scope of Modification Accounting,” which amends the scope of modification accounting for share-based payment arrangements. Under the standard, an entity should not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The current disclosure requirements in Topic 718 still applies regardless of whether an entity is required to apply modification accounting under the amendments in this update. The standard is effective for the Company beginning the first quarter of 2018, with early adoption permitted. The Company does not expect the adoption of ASU 2017-09 will have a material impact on its consolidated financial statements.